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                                                                  Exhibit 10.45


                       AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into as of March 7, 2003 by and between William E. Peterson, Jr., an individual resident of the State of Georgia ("Employee"), and Horizon Medical Products, Inc., a Georgia corporation (the "Employer");

                                  WITNESSETH:

         WHEREAS, Employee and Employer entered into that certain Employment Agreement dated March 16, 2002, as amended by Amendment to Employment Agreement dated September 16, 2002, (together, the "Employment Agreement") and desire to amend the Employment Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

         1. The lead-in language of Section 2 of the Employment Agreement, prior to subsection (a), is hereby deleted in its entirety and the following lead-in language is hereby inserted in Section 2 in lieu thereof:

                           The term of Employee's employment hereunder (the
                  "Term") shall be from March 16, 2002 (the "Effective Date") until the earlier of (i) December 31, 2003, or (ii) the occurrence of any of the following events: ....

         2. Section 3.1(b) of the Employment Agreement is hereby amended by adding the following provision as a new paragraph at the end of Section 3.1(b):

                           For Employer's 2003 fiscal year, Employee will
                  receive a quarterly bonus of Twenty Thousand Dollars ($20,000.00) for each calendar quarter during 2003 if the MBOs established for Employee by the Chief Executive Officer of Employer and by the Executive Committee of the Board of Directors of Employer, both for the quarter in question and for the year-to-date through the end of such quarter, are satisfied. If such bonus is earned, it will be payable to Employee on the date on which Employer's financial statements for such quarter are finalized.

         3. The fourth sentence in Section 3.2(a) is hereby deleted in its entirety, and the following sentence is inserted in lieu thereof as the fourth sentence in Section 3.2(a):


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                  If Employee's employment hereunder is terminated by Employer pursuant to Section 2(c) hereof or if Employee leaves the employment of Employer at any time from March 16, 2003 through December 31, 2003 (in which event the Termination Date will be the date on which Employee leaves employment), then, in addition to any other amount payable hereunder, Employer shall continue to pay Employee his normal Salary pursuant to Section 3.1(a) for twelve (12) months after the Termination Date, in periodic payments on the dates each month on which Employer's employees are paid.

         4. Except as expressly amended above, all other provisions of the Employment Agreement shall remain in full force and effect. This Amendment inures to the benefit of, and is binding upon, Employer and its respective successors and assigns and Employee, together with Employee's executor, administrator, personal representatives, heirs, and legatees. This Amendment is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements, or agreements to the contrary heretofore made. This Amendment supersedes and terminates all prior agreements and understandings between Employer and Employee concerning the subject matter of this Amendment. This Amendment may be modified only by a written instrument signed by all of the parties hereto. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed, and governed by and in accordance with, the laws of the State of Georgia without reference to its conflicts of law principles. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                           HORIZON MEDICAL PRODUCTS, INC.


                           By: /s/ Marshall B. Hunt
                              -------------------------------------------------
                              Marshall B. Hunt, Chief Executive Officer


                           EMPLOYEE:

                           /s/ William E. Peterson, Jr.
                           ----------------------------------------------------
                           William E. Peterson, Jr.